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
       THE      [_] MONY Life Insurance   [_] MONY Life Insurance   Substance Usage Supplement
[LOGO] MONY     Company                   Company of America
       GROUP    1740 Broadway             1740 Broadway
                New York, NY 10019        New York, NY 10019

   Policy Number ______________________   Name __________________________   [_] Insured      [_] Joint Insured     [_] Spouse

   Substance Usage Supplement Forming Part Of Application For Insurance
--------------------------------------------------------------------------------------------------------------------------------

1  Do you currently or have you ever used:

      a.   Alcohol?                                       [_] Yes  [_] No
      b.   Marijuana?                                     [_] Yes  [_] No
      c.   Heroin, morphine, or other narcotic drug?      [_] Yes  [_] No
      d.   Barbiturates, sedatives, or tranquilizers?     [_] Yes  [_] No
      e.   Cocaine, Crack?                                [_] Yes  [_] No
      f.   LSD, or any other hallucinogens?               [_] Yes  [_] No
      g.   Amphetamines?                                  [_] Yes  [_] No
      h.   Other ___________________________              [_] Yes  [_] No

2  Give details of any "yes" answers to 1 a-h:
   -----------------------------------------------------------------------------------------------------------------------
    TYPE                Amount Used                  Frequency                              Dates Used
                                          (daily, weekly, monthly, yearly)       From                     To
   -----------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------

3  If your substance usage habits have lessened, when and why did you change?

   _______________________________________________________________________________________________________________________

   _______________________________________________________________________________________________________________________

4  Have you ever consulted a doctor, psychiatrist, psychologist, or received counseling or treatment for
   substance usage?                                                                                             [_] Yes   [_] No
   If "yes", provide details of all counseling or treatments, including dates, length of treatment, name and address of physician, counselor, or facility:

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

5  Do you currently use, or have you used alcohol or drugs since your last treatment?                           [_] Yes   [_] No
   If "yes", provide details _______________________________________________________________________________________________________

6  Have you ever been a member of Alcoholics Anonymous, Narcotics Anonymous, or similar organization?           [_] Yes   [_] No
   If "yes", a. Name of organization ________________________________________
             b. Date first attended ___________________________  c. Date last attended ________________________________
             d. Are you currently active?  [_] Yes  [_] No       e. How often do you attend meetings? __________________

7  Have you ever been charged with driving while intoxicated or driving under the influence?                    [_] Yes   [_] No
   If yes, please provide details: _________________________________________________________________________________________________

8  Please add any additional information you feel is relevant to our evaluation:

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

   _________________________________________________________________________________________________________________________________

   I represent that the statements and answers in this Supplement are true and complete.

   Date _____________________________________

   Signature of Insured/Joint Insured/Spouse ___________________________________________________________________________________

   Signature of Financial Professional/Insurance Broker ________________________________________________________________________
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